ServiceNow Reports First Quarter 2022 Financial Results

•ServiceNow exceeds high end of guidance across all Q1 2022 metrics; raises mid-point of 2022 subscription revenues guidance and expects growth to accelerate year-over-year on a constant currency basis
•Subscription revenues of $1,631 million in Q1 2022, representing 26% year-over-year growth, 29% adjusted for constant currency
•Total revenues of $1,722 million in Q1 2022, representing 27% year-over-year growth, 29% adjusted for constant currency
•Current remaining performance obligations of $5.69 billion as of Q1 2022, representing 29% year-over-year growth, 30.5% adjusted for constant currency
•52 transactions over $1 million in net new annual contract value in Q1 2022, representing 41% year-over-year growth

SANTA CLARA, Calif. - April 27, 2022 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its first quarter ended March 31, 2022, with subscription revenues of $1,631 million in Q1 2022, representing 26% year-over-year growth, 29% adjusted for constant currency. These results exceed the high end of ServiceNow’s Q1 2022 guidance.

“ServiceNow delivered another outstanding performance that beat expectations across the board,” said ServiceNow President and CEO Bill McDermott. “We are in a sustained demand environment. Companies are investing with a sense of urgency in technologies that get them to the right outcomes, fast. It’s very clear that businesses can no longer revert to the ‘status quo.’ We’re now in a tech-to-compete world. The ServiceNow Platform is enabling employees, customers, and citizen developers with the experiences they love.”

As of March 31, 2022, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $5.69 billion, representing 29% year-over-year growth and 30.5% adjusted for constant currency. During the quarter, ServiceNow closed 52 transactions with more than $1 million in net new annual contract value (“NNACV”), representing 41% year-over-year growth. The company now has 1,401 total customers with more than $1 million in annual contract value, representing 24% year-over-year growth in customers.

“Q1 was another fantastic quarter of execution. NNACV growth accelerated year-over-year, driving the fastest Q1 growth we’ve seen since 2018,” said ServiceNow CFO Gina Mastantuono. “While enterprises are navigating a complex macro environment, our ability to continue delivering strong results exemplifies the resiliency of our business and the mission-critical nature of the Now Platform.”

Recent Business Highlights

•During the quarter, ServiceNow delivered the Now Platform San Diego release to help companies accelerate productivity and digital transformation with modern design and expanded hyperautomation tools.
•The ServiceNow National Security Cloud (“NSC”) offering obtained a U.S. Department of Defense (“DOD”) Impact Level 5 (“IL5") Provisional Authorization, expanding ServiceNow’s growing portfolio of services that are tailored for the U.S. public sector.
•Following the acquisition of Lightstep, Inc. in 2021, ServiceNow took a major step on its mission to extend Now Platform capabilities beyond observability with the launch of Lightstep Incident Response.
•The company’s new Center of Excellence for Accessibility will create more equitable experiences for ServiceNow employees and customers.
•ServiceNow also recently released its annual Diversity, Equity, and Inclusion and Global Impact Reports, showing strong progress, a refined strategy, and new leadership dedicated to making meaningful and lasting change.

First Quarter 2022 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the first quarter 2022:

	First Quarter 2022 GAAP Results		First Quarter 2022 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$1,631	26%	$1,666	29%
Professional services and other revenues	$91	36%	$93	39%
Total revenues	$1,722	27%	$1,759	29%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$5.69	29%	$5.77	30.5%
RPO	$11.5	30%	$11.6	31.5%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,356	83%	$1,410	86%
Professional services and other gross profit (loss)	($3)	(3%)	$13	15%
Total gross profit	$1,353	79%	$1,423	83%
Income from operations	$87	5%	$437	25%
Net cash provided by operating activities	$863	50%
Free cash flow			$770	45%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$75	$0.38/ $0.37	$352	$1.76/ $1.73

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are only adjusted for constant currency to provide better visibility into the underlying business trends. Since December 31, 2021, ServiceNow has seen an incremental strengthening of the U.S. dollar resulting in a larger foreign exchange (“FX”) headwind in 2022 (total FX impact estimated to be approximately a $130 million currency headwind for 2022 subscription revenues and a $135 million currency headwind for Q2 2022 cRPO). ServiceNow has a larger-than-average customer cohort renewing in Q4 2022. As a result, Q2 and Q3 2022 will experience between 1 and 2 points of increasing headwinds to cRPO growth as the contractual obligations wind down. We expect that cohort to renew in Q4 2022, at which time those headwinds will subside and we expect cRPO growth to reaccelerate quarter-over-quarter.

The following table summarizes our guidance for the second quarter 2022:

	Second Quarter 2022 GAAP Guidance		Second Quarter 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$1,670 - $1,675	26%	29%

cRPO		25%	28%
Note: Includes timing headwind from larger-than-average renewal cohort noted above
			Margin (%)
Income from operations			22%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			203

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues is based on the 31-day average of foreign exchange rates for March 2022 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2022:

	Full-Year 2022 GAAP Guidance		Full-Year 2022 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Constant Currency Year/ Year Growth (%)
Subscription revenues	$7,025 - $7,040	26%	28.5%

			Margin (%)
Subscription gross profit			86%
Income from operations			25%
Free cash flow			31%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			204

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues for the future quarters included in our full-year 2022 guidance are based on the 31-day average of foreign exchange rates for March 2022 for entities reporting in currencies other than U.S. Dollars.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on April 27, 2022. Interested parties may listen to the call by dialing (888) 330‑2022 (Passcode: 8135305), or if outside North America, by dialing (646) 960‑0690 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/600535920

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Financial Analyst Day

ServiceNow will host its Financial Analyst Day 2022 on Tuesday, May 24th, at the Venetian Hotel in Las Vegas. This half-day program will feature presentations by ServiceNow executives who will provide updates on the company’s strategy, product roadmap, financials, and customer momentum. A webcast will also be available the day of the event at http://investors.servicenow.com.

Event Details: May 24, 2022 from 1:30 pm ‑ 4:30 pm Pacific Time

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q1 2021, the average exchange rates in effect for our major currencies were 1 USD to 0.83 Euros and 1 USD to 0.73 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q1 2022, the average exchange rates in effect for our major currencies were 1 USD to 0.89 Euros and 1 USD to 0.75 GBP). We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q1 2021, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.85 Euros and 1 USD to 0.73 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q1 2022, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.89 Euros and 1 USD to 0.76 GBP). We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of new and improved products and services; material changes in the value of foreign currencies relative to the U.S. Dollar; the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions, including any subsequent waves of outbreak or new variant strains of the COVID-19 virus, the effectiveness, extent and duration of mitigation efforts such as “shelter in place” and other government responses, and the availability of vaccinations; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; the impact of the Russian invasion of Ukraine on macroeconomic conditions; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-K filed for the year ended December 31, 2021, our Form 10-Q that will be filed for the quarter ended March 31, 2022 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2022 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip

925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021
Revenues:
Subscription	$1,631	$1,293
Professional services and other	91	67
Total revenues	1,722	1,360
Cost of revenues (1):
Subscription	275	228
Professional services and other	94	71
Total cost of revenues	369	299
Gross profit	1,353	1,061
Operating expenses (1):
Sales and marketing	673	524
Research and development	414	314
General and administrative	179	126
Total operating expenses	1,266	964
Income from operations	87	97
Interest expense	(6)	(7)
Other income, net	4	9
Income before income taxes	85	99
Provision for income taxes	10	17
Net income	$75	$82
Net income per share - basic	$0.38	$0.42
Net income per share - diluted	$0.37	$0.41
Weighted-average shares used to compute net income per share - basic	200	197
Weighted-average shares used to compute net income per share - diluted	203	202

(1)Includes stock-based compensation as follows:

	Three Months Ended
	March 31, 2022	March 31, 2021
Cost of revenues:
Subscription	$36	$29
Professional services and other	16	13
Operating expenses:
Sales and marketing	105	93
Research and development	115	88
General and administrative	53	33

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$2,252	$1,728
Short-term investments	1,762	1,576
Accounts receivable, net	824	1,390
Current portion of deferred commissions	322	303
Prepaid expenses and other current assets	282	223
Total current assets	5,442	5,220
Deferred commissions, less current portion	655	623
Long-term investments	1,484	1,630
Property and equipment, net	798	766
Operating lease right-of-use assets	583	591
Intangible assets, net	266	287
Goodwill	774	777
Deferred tax assets	686	692
Other assets	305	212
Total assets	$10,993	$10,798
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$166	$89
Accrued expenses and other current liabilities	661	850
Current portion of deferred revenue	3,850	3,836
Current portion of operating lease liabilities	87	82
Current debt, net	88	92
Total current liabilities	4,852	4,949
Deferred revenue, less current portion	57	63
Operating lease liabilities, less current portion	548	556
Long-term debt, net	1,484	1,484
Other long-term liabilities	55	51
Stockholders’ equity	3,997	3,695
Total liabilities and stockholders’ equity	$10,993	$10,798

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021
Cash flows from operating activities:
Net income	$75	$82
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	101	106
Amortization of deferred commissions	83	66
Stock-based compensation	325	256
Deferred income taxes	(2)	1
Repayments of convertible senior notes attributable to debt discount	—	(7)
Other	15	17
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	562	354
Deferred commissions	(137)	(114)
Prepaid expenses and other assets	(46)	(3)
Accounts payable	69	89
Deferred revenue	21	75
Accrued expenses and other liabilities	(203)	(195)
Net cash provided by operating activities	863	727
Cash flows from investing activities:
Purchases of property and equipment	(93)	(107)
Business combinations, net of cash acquired	—	(225)
Purchases of investments	(662)	(644)
Purchases of non-marketable investments	(101)	—
Sales and maturities of investments	577	532
Others	(1)	7
Net cash used in investing activities	(280)	(437)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(6)	(28)
Proceeds from employee stock plans	105	95
Taxes paid related to net share settlement of equity awards	(150)	(191)
Net cash used in financing activities	(51)	(124)
Foreign currency effect on cash, cash equivalents and restricted cash	(5)	(18)
Net change in cash, cash equivalents and restricted cash	527	148
Cash, cash equivalents and restricted cash at beginning of period	1,732	1,679
Cash, cash equivalents and restricted cash at end of period	$2,259	$1,827

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,631	$1,293	26%
Effects of foreign currency rate fluctuations	35
Non-GAAP subscription revenues(1)	$1,666		29%

Professional services and other revenues:
GAAP professional services and other revenues	$91	$67	36%
Effects of foreign currency rate fluctuations	2
Non-GAAP professional service and other revenues(1)	$93		39%

Total revenues:
GAAP total revenues	$1,722	$1,360	27%
Effects of foreign currency rate fluctuations	37
Non-GAAP total revenues(1)	$1,759		29%

cRPO (in billions):
GAAP cRPO	$5.69	$4.42	29%
Effects of foreign currency rate fluctuations	0.08
Non-GAAP cRPO(2)	$5.77		30.5%

RPO (in billions):
GAAP RPO	$11.5	$8.8	30%
Effects of foreign currency rate fluctuations	0.2
Non-GAAP RPO(2)	$11.6		31.5%

Cost of revenues:
GAAP subscription cost of revenues	$275	$228
Stock-based compensation	(36)	(29)
Amortization of purchased intangibles	(18)	(12)
Non-GAAP subscription cost of revenues	$221	$187

GAAP professional services and other cost of revenues	$94	$71
Stock-based compensation	(16)	(13)
Non-GAAP professional services and other cost of revenues	$78	$58

Gross profit:
GAAP subscription gross profit	$1,356	$1,065
Stock-based compensation	36	29
Amortization of purchased intangibles	18	12
Non-GAAP subscription gross profit	$1,410	$1,106

GAAP professional services and other gross loss	$(3)	$(4)
Stock-based compensation	16	13
Non-GAAP professional services and other gross profit	$13	$9

GAAP gross profit	$1,353	$1,061
Stock-based compensation	52	42
Amortization of purchased intangibles	18	12
Non-GAAP gross profit	$1,423	$1,115

Gross margin:
GAAP subscription gross margin	83%	82%
Stock-based compensation as % of subscription revenues	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	86%	86%

GAAP professional services and other gross margin	(3%)	(6%)
Stock-based compensation as % of professional services and other revenues	18%	19%
Non-GAAP professional services and other gross margin	15%	14%

GAAP gross margin	79%	78%
Stock-based compensation as % of total revenues	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	83%	82%

Operating expenses:
GAAP sales and marketing expenses	$673	$524
Stock-based compensation	(105)	(93)
Non-GAAP sales and marketing expenses	$568	$431

GAAP research and development expenses	$414	$314
Stock-based compensation	(115)	(88)
Amortization of purchased intangibles	—	(1)
Business combination and other related costs	(5)	—
Non-GAAP research and development expenses	$294	$225

GAAP general and administrative expenses	$179	$126
Stock-based compensation	(53)	(33)
Amortization of purchased intangibles	(2)	(4)
Business combination and other related costs	—	(2)
Non-GAAP general and administrative expenses	$124	$87

GAAP total operating expenses	$1,266	$964
Stock-based compensation	(273)	(214)
Amortization of purchased intangibles	(2)	(5)
Business combination and other related costs	(5)	(2)
Non-GAAP total operating expenses	$986	$743

Income from operations:
GAAP income from operations	$87	$97
Stock-based compensation	325	256
Amortization of purchased intangibles	20	17
Business combination and other related costs	5	2
Non-GAAP income from operations	$437	$372

Operating margin:
GAAP operating margin	5%	7%
Stock-based compensation as % of total revenues	19%	19%
Amortization of purchased intangibles as % of total revenues	1%	1%
Business combination and other related costs as % of total revenues	—%	—%
Non-GAAP operating margin	25%	27%

Net income:
GAAP net income	$75	$82
Stock-based compensation	325	256
Amortization of purchased intangibles	20	17
Business combination and other related costs	5	2
Amortization of debt discount and issuance costs	—	2
Other	—	2
Income tax expense effects related to the above adjustments	(73)	(55)
Non-GAAP net income	$352	$306

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.38	$0.42
GAAP net income per share - diluted	$0.37	$0.41
Non-GAAP net income per share - basic	$1.76	$1.55
Non-GAAP net income per share - diluted	$1.73	$1.52

GAAP weighted-average shares used to compute net income per share - basic	200	197

GAAP weighted-average shares used to compute net income per share - diluted	203	202
Effects of in-the-money portion of convertible senior notes(3)	—	(1)
Non-GAAP weighted-average shares used to compute net income per share - diluted	203	201

Free cash flow:
GAAP net cash provided by operating activities	$863	$727
Purchases of property and equipment	(93)	(107)
Repayments of convertible senior notes attributable to debt discount	—	7
Non-GAAP free cash flow	$770	$627

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	50%	53%
Purchases of property and equipment as % of total revenues	(5%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	1%
Non-GAAP free cash flow margin	45%	46%

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Non-GAAP cRPO, RPO and the corresponding growth rates are derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

	Three Months Ended
	June 30, 2022	June 30, 2021	Growth Rates

GAAP subscription revenues	$1,670 - $1,675 million	$1,330 million	26%

Effects of foreign currency rate fluctuations	$45 million		3%

Non-GAAP subscription revenues(1)	$1,715 - $1,720 million		29%

cRPO growth rate	25%

Effects of foreign currency rate fluctuations	3%

Non-GAAP cRPO growth rate(2)	28%

GAAP operating margin	1%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	22%

GAAP weighted-average shares used to compute net income per share - diluted	203 million

Effects of in-the-money portion of convertible senior notes(3)	0 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	203 million

	Twelve Months Ended
	December 31, 2022	December 31, 2021	Growth Rates

GAAP subscription revenues	$7,025 - $7,040 million	$5,573 million	26%

Effects of foreign currency rate fluctuations	$130 million		2.5%

Non-GAAP subscription revenues (1)	$7,155 - $7,170 million		28.5%

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	5%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	25%

GAAP net cash provided by operating activities as % of total revenues	39%

Purchases of property and equipment as % of total revenues	(8%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%

Business combination and other related costs as % of total revenues	0%

Non-GAAP free cash flow margin	31%

GAAP weighted-average shares used to compute net income per share - diluted	204 million

Effects of in-the-money portion of convertible senior notes(3)	0 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	204 million

(1)Non-GAAP revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Non-GAAP cRPO growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

Note: Numbers are rounded for presentation purposes and may not foot.